Exhibit 10.74

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THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****]

THIRTIETH AMENDMENT TO AMENDED AND RESTATED

INTERACTIVE MARKETING AGREEMENT

This Thirtieth Amendment to Amended and Restated Interactive Marketing Agreement (“Thirtieth Amendment”) is entered into by and between AOL INC., a Delaware corporation (successor in interest to AOL LLC), with its principal place of business at 770 Broadway, New York, NY 10003 (“AOL”), and GOOGLE INC., a Delaware corporation (successor-in-interest to Google Inc., a California corporation) with offices at 1600 Amphitheatre Parkway, Mountain View, CA 94043 (“Google”), effective as of September 1, 2010 (the “Thirtieth Amendment Effective Date”). AOL and Google may be referred to individually as a “Party” and collectively as the “Parties”.

INTRODUCTION

The Parties hereto wish to further amend that certain Amended and Restated Interactive Marketing Agreement effective as of October 1, 2003 (the “IMA”), as amended previously by that certain First Amendment to the Amended and Restated Interactive Marketing Agreement effective as of December 15, 2003 (the “First Amendment”), that Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 30, 2004 (the “Second Amendment”), that Third Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 7, 2004 (the “Third Amendment”), that Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 1, 2004 (the “Fourth Amendment”), that Fifth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 14, 2004 (the “Fifth Amendment”), that Sixth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 17, 2004 (the “Sixth Amendment”), that Seventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 28, 2005 (the “Seventh Amendment”), that Eighth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 28, 2005 (the “Eighth Amendment”), that Ninth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2005 (the “Ninth Amendment”), that Tenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 24, 2006 (the “Tenth Amendment”), that Eleventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 28, 2006 (the “Eleventh Amendment”), that Twelfth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2006 (the “Twelfth Amendment”), that Thirteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of January 12, 2007 (the “Thirteenth Amendment”), that Fourteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 16, 2007 (the “Fourteenth Amendment”), that Fifteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 2, 2007 (the “Fifteenth Amendment”), that Sixteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 24, 2007 (the “Sixteenth Amendment”), that Seventeenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 29, 2008 (the “Seventeenth Amendment”), that Eighteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 31, 2008 (the “Eighteenth Amendment”), that Nineteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 30, 2008 (the “Nineteenth Amendment”), that Twentieth Amendment to Amended and Restated Interactive Marketing Agreement effective as of October 1, 2008 (the “Twentieth Amendment”), that Twenty-First Amendment to Amended and Restated Interactive Marketing Agreement effective as of November 1, 2008 (the “Twenty-First Amendment”), that Twenty-Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 13, 2009 (the “Twenty-Second Amendment”), that Twenty-Third Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 4, 2009 (the “Twenty-Third Amendment”), that Twenty-Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 1, 2010 (the “Twenty-Fourth Amendment”), that Twenty-Fifth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 1, 2010 (the “Twenty-Fifth Amendment”), that Twenty-Sixth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 1, 2010 (the “Twenty-Sixth Amendment”), that Twenty-Seventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of May 1, 2010 (the “Twenty-Seventy Amendment”), that Twenty-Eighth Amendment to Amended

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Google Confidential		[Legal Department MC/CW Google]

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and Restated Interactive Marketing Agreement effective as of June 1, 2010 (the “Twenty-Eighth Amendment”), that Twenty-Ninth Amendment to Amended and Restated Interactive Marketing Agreement effective as of July 1, 2010 (the “Twenty-Ninth Amendment”) and that Addendum One to the Second Amendment to Amended and Restated Interactive Marketing Agreement dated October 5, 2004 (“Addendum One”) (the IMA and such amendments and addendum, collectively the “Existing Agreement” and the Existing Agreement together with this Thirtieth Amendment, the “Agreement”).

TERMS

A. Definitions. Capitalized terms not defined in this Thirtieth Amendment shall have the meanings set forth in the Existing Agreement.

B. Renewal of the Agreement. The Parties hereby agree to extend the term of the Agreement commencing on December 20, 2010 to and through December 31, 2015 (inclusive) (the “Renewal Term”), unless terminated earlier as provided for in this Agreement. During the Renewal Term, all references to the capitalized term “Term” in the Existing Agreement shall mean the Renewal Term.

C. The following Sections will not be effective until January 1, 2011, except that Section 11 ([****] Payments) below shall be effective as of the Thirtieth Amendment Effective Date:

1. Definitions.

1.1 Amended Definitions. The following definitions in Exhibit A of the Existing Agreement shall be deleted in their entirety and restated as follows:

Affiliate(s). With respect to either Party, any entity that directly or indirectly controls, is controlled by, or is under common control with that Party. For the purposes of this definition, an entity will be deemed to “control” another entity when it possesses, directly or indirectly, (a) greater than 50% of the total voting power of the entity’s then outstanding securities (or other comparable ownership interest), and (b) the power to direct the management and policies of the entity (whether through beneficial ownership of securities or other ownership interests, by contract or otherwise).

ADI Properties. Existing and new websites and Client Applications (“ADI Client Application”) wholly owned and controlled by AOL Affiliates (but not including Affiliates that are wholly owned by AOL) that are based in and primarily targeted to end users in the United States. For the avoidance of doubt, ADI Properties expressly exclude any [****] or [****] versions of a website or Client Application.

AOL Properties means (i) AOL Websites, (ii) Existing AOL Client Applications, and (iii) New AOL Client Applications.

1.2 New Definitions. The following definitions shall be added to Exhibit A of the Agreement:

Client Applications. As defined in Section 5 (Client Applications) of the Thirtieth Amendment.

Covered Properties. AOL Properties, ADI Properties, [****] AOL Client Applications and [****] AOL Websites.

AOL Websites. Existing and new websites that (i) are wholly owned and controlled by (1) AOL or (2) Affiliates that are wholly owned by AOL, (ii) are based in and primarily targeted to end users in the United States. For the avoidance of doubt, AOL Websites expressly exclude any [****] or [****] versions of a website.

Existing AOL Client Applications. Existing AOL Client Applications are Client Applications existing as of the Thirtieth Amendment Effective Date, as listed in Section 2 of Exhibit A to the Thirtieth Amendment.

New AOL Client Application. A New AOL Client Application is a Client Application that (a) is wholly

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owned and controlled by AOL or an Affiliate that is wholly owned by AOL, (b) is based in and primarily targeted to end users in the United States, and (c) is launched on or after the Thirtieth Amendment Effective Date. For clarity, each AOL Client application listed under “List of [****] AOL Client Applications” in Section 3 of Exhibit A attached hereto that is [****] will be [****] as required under the new Section 14(b)(iii) of the Agreement as set forth in Section 5 (Client Applications) of this Thirtieth Amendment.

[****] and [****], for purposes of the Thirtieth Amendment, means (i) display of one or more brand, trademark, or similar attribution of either (a) AOL or (b) an Affiliate that is wholly owned by AOL and [****], (ii) each of which is displayed reasonably prominently, and (iii) where AOL’s or such wholly owned Affiliate’s branding, trademark, or attribution is at least [****] to the [****] of the [****]. This definition is not intended to prohibit the display of [****] that appears as content (e.g., a [****] an article about the NBA championships or an [****] a button on an [****] toolbar) or as part of an advertisement, sponsorship or marketing campaign (e.g., a [****] within a [****] or [****] of a [****]).

[****] means a Website [****] or a Client App [****], as applicable.

[****] AOL Client Applications means (i) Existing [****] AOL Client Applications and (ii) New [****] AOL Client Applications.

Existing [****] AOL Client Applications. Existing [****] AOL Client Applications are [****] Client Applications existing as of the Thirtieth Amendment Effective Date, as listed in Exhibit A to the Thirtieth Amendment.

New [****] AOL Client Application. Subject to Section 3 ([****] AOL Websites and [****] AOL Client Applications) of the Thirtieth Amendment, a New [****] AOL Client Application is a Client Application that (i) is wholly owned and controlled by AOL or an Affiliate that is wholly owned by AOL, (ii) is [****], (iii) is based in and primarily targeted to end users in the United States, (iv) is [****] to a Client Application wholly owned by AOL or an Affiliate that is wholly owned by AOL (e.g., as illustrated in the screenshot attached hereto in Exhibit B), and (v) is launched on or after the Thirtieth Amendment Effective Date.

[****] AOL Websites means (i) Existing [****] AOL Websites and (ii) New [****] AOL Websites.

Existing [****] AOL Website means a website that (i) is wholly owned and controlled by AOL or an Affiliate that is wholly owned by AOL, (ii) is [****], (iii) is based in and primarily targeted to end users in the United States, (iv) is [****] to an AOL Website (e.g., as illustrated in the screenshot attached hereto in Exhibit B), and (v) is existing as of the Thirtieth Amendment Effective Date, as listed in Exhibit A to the Thirtieth Amendment.

New [****] AOL Website. Subject to Section 3 ([****] AOL Websites and [****] AOL Client Applications) of the Thirtieth Amendment, means a website that (i) is wholly owned and controlled by AOL or an Affiliate that is wholly owned by AOL, (ii) is [****], (iii) is based in and primarily targeted to end users in the United States, (iv) is [****] to an AOL Website (e.g., as illustrated in the screenshot attached hereto in Exhibit B), and (v) is launched on or after the Thirtieth Amendment Effective Date. For clarity, this definition is targeted towards [****] AOL Websites with [****] (e.g., [****]), not AOL [****] or [****] in order to [****] of [****] (e.g., [****] powered by[****]).

Website [****] means a [****] that [****] a [****] AOL Website; provided that such [****] cannot be an [****] in Section [****] of the Agreement (as amended by Section [****] of the Thirtieth Amendment) except for [****].

Client App [****] means a [****] that [****] a [****] AOL Client Application; provided that such [****] cannot be an [****] in Section [****] of the Agreement (as amended by Section [****] of the Thirtieth Amendment) except for [****]

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Google Confidential		[Legal Department MC/CW Google]

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New [****] AOL Properties means (i) New [****] AOL Websites and (ii) New [****] AOL Client Applications.

2.	Amendment to Section 2.6 (Branding). Section 2.6 (Branding) of the Existing Agreement is hereby deleted in its entirety and restated as follows:

2.6 Branding. (a) Notwithstanding anything to the contrary, AOL shall not be obligated to display any branding of Google in connection with this Agreement. (b) AOL shall not include any Google brand, trademark, or similar attribution unless (and then only to the extent) Google expressly consents otherwise in writing, on (i) New [****] AOL Properties, (ii) any search results page to which Queries from such New [****] AOL Properties resolve, or (iii) any related collateral material thereto (including any web pages promoting such New [****] AOL Properties or from which such New [****] AOL Properties are made available).

3.	[****] AOL Websites and [****] AOL Client Applications. The following new sections will be added to the Existing Agreement as Section 12:

12.	[****] AOL Websites and [****] AOL Client Applications.

12.1 New [****] AOL Properties Process. With prior written notice to Google (which will set forth the name of the[****] ) and without Google’s consent, in accordance with the terms and conditions of the Agreement, including, without limitation, Section 2.1 of the Agreement, AOL may request Matched Results from any New [****] AOL Property for display as Sponsored Links only on search results pages of AOL Websites or [****] AOL Websites. Google may deny such requests for Matched Results from any New [****] AOL Property if: (a) any such New [****] AOL Property or the applicable [****] and/or [****] generally applicable to [****], or (b) Google has previously [****] by the applicable [****]. If [****] for [****] from any New [****] AOL Property [****] set forth in (a) above, [****] with [****]. During any period in which [****] from such New [****] AOL Property, the [****] set forth in Section [****] of the Agreement shall not apply to such New [****] AOL Property. Upon [****] such [****] under [****] above, [****] and upon [****] in connection such New [****] AOL Property [****]. [****], such New [****] AOL Property will be subject to the [****] set forth in Section [****] of the Agreement.

12.2 Operational Requirements for [****] AOL Websites and [****] AOL Client Applications. To the extent that AOL requests Matched Results from [****] AOL Websites and [****] AOL Client Applications, then the following additional operational requirements shall apply:

12.2.1 Hosting and [****] of Search Results Pages. AOL or Affiliates that are wholly owned by AOL, if applicable, shall host all search results pages to which end users [****] AOL Websites and [****] AOL Client Applications are directed. These search results pages hosted by AOL or Affiliates that are wholly owned by AOL may be [****] or [****] of AOL or any Affiliate that is wholly owned by AOL.

12.2.2 Written Agreement with [****]. AOL shall have executed a written agreement with the [****] that:

(a) allows [****] on the [****] AOL Client Application or [****] AOL Website, as applicable,

(b) prohibits [****] from [****] AOL Client Application [****] AOL Website, as applicable, provided that this subsection (b) is not intended to prohibit [****] (e.g., a [****] an article about [****] or an [****] a button on an [****] toolbar) or as part of an [****] (e.g., a [****] within a [****]) on such [****] AOL Client application or [****] AOL Website,

(c) prohibits [****] from [****] the [****] AOL Client Application or [****] AOL Website, as applicable, unless otherwise agreed in writing by Google, and

(d) prohibits [****] from entering into any arrangement or agreement under which [****] for any [****] other than [****], unless otherwise agreed in writing by Google.

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Google Confidential		[Legal Department MC/CW Google]

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12.2.3 [****] Written Agreements. Solely with regard to Existing [****] AOL Websites and Existing [****] AOL Client Applications, this Thirtieth Amendment will not require AOL to [****] any agreements with the applicable [****]. If the [****] written agreement with a [****] does not include the requirements set forth in sections 12.2.2(a) through (d) above, AOL will ensure that the [****], Existing [****] AOL Websites and Existing [****] AOL Client Applications will comply with the requirements set forth in sections 12.2.2(a) through (d) above.

12.2.4 Client IDs. AOL must use a separate unique client ID for each [****] AOL Client Application, and each [****] AOL Website. AOL will use the client ID assigned to a [****] AOL Client Application or a [****] AOL Website for all Queries (including all subsequent Queries) submitted by an end user from such [****] AOL Client Application or [****] AOL Website.

4.	AOL Hosting; [****] of AOL Data Servers. The following new section will be added to the Existing Agreement as Section 13:

13.	AOL Hosting; [****] of AOL Data Servers.

13.1	AOL and Affiliates that are wholly owned by AOL shall host all search results pages to which Queries from Covered Properties resolve; provided that search results pages to which Queries from ADI Properties resolve may be hosted by AOL Affiliates.

13.2	Any reference in this Agreement to search results pages that are “hosted” by AOL and its Affiliates may include, as applicable, search results pages that reside on data servers that are [****] of AOL or its Affiliates (a “[****]” and such properties are the “AOL Properties on [****]”), subject to the following conditions:

a. A [****] may not be a [****] (defined in Section [****] of this Agreement, as amended by Section [****]) of this Thirtieth Amendment).

b. All AOL Properties on [****] must be [****] by AOL or its Affiliates, in accordance with the requirements of this Agreement. For clarity, the [****] cannot have any [****] being [****].

c. AOL will ensure that [****] do not have access to [****] or other materials provided by Google, or data associated with AOL’s implementation of Google services on the AOL Properties on [****].

d. AOL will ensure that [****] are bound by written terms and conditions that are no less protective of Google than this Agreement.

e. As between AOL and Google, AOL is responsible for any and all actions of the [****] with respect to this Agreement. AOL will indemnify Google for any third party lawsuit or proceeding (1) relating to or arising from AOL’s failure to comply with this Section; or (2) brought by a Third Party [****] against Google relating to or under this Agreement.

f. Google is not required to provide any support services, either directly or indirectly (e.g., through AOL), to any [****].

5.	Client Applications. The following new sections will be added to the Exhibit Agreement as Section 14:

14.	Client Applications.

(a)	Defined Terms.

(i)	“Client Application” means any application, plug-in, helper, component or other executable code that runs on a user’s computer.

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(ii)	“Client Application Guidelines” means Google’s Client Application Guidelines attached hereto as Exhibit D, as may be modified by Google from time to time. For the avoidance of doubt, to the extent that anything in the Client Application Guidelines conflicts with the Agreement, the provisions of the Agreement shall govern.

(b)	Client Application Guidelines.

(i)	Google agrees that the Existing AOL Client Applications and Existing [****] AOL Client Applications, as implemented and distributed by AOL as of [****], [****] with the Client Application Guidelines and [****] the Client Application Guidelines as of the Thirtieth Amendment Effective Date or with changes made to the Client Application Guidelines by Google after the Thirtieth Amendment Effective Date except to the extent provided in (b)(ii) below.

(ii)	If AOL [****] to an Existing AOL Client Application or an Existing [****] AOL Client Application, its implementation or its distribution during the Renewal Term, then (A) it will provide written notice (including by email) to Google and (B) those changes must comply with the then-current Client Application Guidelines. For clarity, only [****] to the Existing AOL Client Application or the Existing [****] AOL Client Application [****] the Client Application Guidelines, not the [****] Existing AOL Client Application or Existing [****] AOL Client Application, implementation or distribution. [****]:

•	[****]: AOL distributes an approved toolbar [****], and bundled only with [****], and enters into an agreement to distribute the same toolbar [****], and bundled only with [****].

•	[****]: Changing an existing opt-in to an opt-out.

•

[****] (with respect to the [****] itself): AOL distributes an approved toolbar [****], and enters into an agreement to distribute the same toolbar [****], but in which the application(s) distributed with the bundle are different.

•	[****]: AOL distributes a [****], and enters into an agreement to distribute the same toolbar with an entity known to be a distributor of [****].

•

[****]: AOL updates from version 7.2 of the AIM client application to version 7.3 of the AIM client application, changing the AIM branding treatment (e.g., a new AIM logo), moving the location of several buttons, and changing the color schemes and skins available to end users.

•

[****]: AOL updates from version 7.2 of the AIM client application to version 7.3 of the AIM client application, [****] within the installation path that describes the [****] the AIM® Buddy List® feature [****] services.

•	[****]: AOL updates from version 7.2 of the AIM client application to version 8.0 of the AIM client application, adding entirely new functionality [****].

(iii)	AOL will ensure that any New AOL Client Application(s), any New [****] AOL Client Application(s) and any ADI Client Application(s) that access the Google Sponsored Advertising Service comply with the Client Application Guidelines. Google’s [****] for AOL’s violation of the foregoing sentence is that Google [****] Client Applications, however, this sentence does not excuse the underlying action that caused the violation if that underlying action is an independent violation, or triggers some other right or provision, under a different section of this Agreement.

(iv)	Google will not [****] the Client Application Guidelines [****], nor in order to [****]. For clarity, [****] if AOL [****] the Client Application Guidelines [****] would not violate the prior sentence.

(c)	Disputes.

(i)	In the event that Google believes that a New AOL Client Application, a New [****] AOL Client Application, an ADI Client Application or a change to an Existing AOL Client

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Google Confidential		[Legal Department MC/CW Google]

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Application or to an Existing [****] AOL Client Application [****], Google shall provide AOL with written notice, which notice includes (x) a specific description of the [****], [****]. Upon AOL’s [****], AOL’s [****] the Google Sponsored Advertising Service on such Client Application(s) shall be restored as soon as reasonably practicable.

(ii)	AOL shall use commercially reasonable efforts to remedy any violation of the Client Application Guidelines within [****] ([****]) days of receiving notice of the violation from Google. During the pendency of any remedy period, (A) if [****]; otherwise (B) AOL must immediately cease implementation of the Google Sponsored Advertising Service on the Client Application(s). In the event that AOL is required to [****], then during any such period of [****], the [****] set forth in Section [****] of the Agreement will not apply to that Client Application or the specific implementation of the Client Application, as the case may be.

(iii)	In the event that AOL is not able to remedy a violation of the Client Application Guidelines within the [****] day remedy period described above, Google may, upon written notice to AOL, remove the Client Application(s) from the Agreement. For the avoidance of doubt, if a Client Application is removed from the Agreement, then AOL may no longer implement the Google Sponsored Advertising Service on that Client Application and the [****] set forth in Section [****] of the Agreement will not apply to that Client Application.

6.	Queries.

6.1	New and Revised Definitions to the Existing Agreement.

(i)	The following definitions set forth in Exhibit A of the Existing Agreement are deleted in their entirety and replaced with the following:

“Queries” means (i) Search Term and (ii) [****] Queries.

“Search Term” means (i) a search query typed by an end user into (a) a search box on any Covered Property or (b) the [****], including [****] within the [****] Client Application, the [****] Client Application and the [****] Client Application (so long as [****] and the [****] is set to [****]) (ii) that is sent by AOL to Google for processing under the Google Sponsored Advertising Service in accordance with Google’s technical requirements (iii) without AOL editing, truncating, appending terms to or otherwise modifying the end user search query.

(ii)	The following new definition will be added to Exhibit A of the Existing Agreement:

“[****] Queries” means (i) the queries set forth in (a) through (g) below, the representative screenshots of which are attached as Exhibit E of the Thirtieth Amendment; (ii) generated by [****] on the [****] (except in the case of (g)), (iii) that are sent by AOL to Google for processing under the Google Sponsored Advertising Service in accordance with Google’s technical requirements. AOL may combine types of [****] Queries to generate a single Query (e.g., [****] to generate the Query submitted to Google). Within [****] days after the Thirtieth Amendment Effective Date, AOL will provide Google with screenshots of each [****] Query implementation and such screenshots will be incorporated to the Agreement by a written amendment. For the avoidance of doubt, the labels used in subsections (a) through (c) below are examples of AOL’s labeling as of the Thirtieth Amendment Effective Date only, and AOL may, in its sole discretion, change such labels on the consumer-facing UI; provided that such labels will be related to the function of the clickable link or end user action.

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(a) “[****]” means any keyword or phrase that is generated by AOL as [****], currently labeled as [****] which provides the end user of that query with [****] (which may be a Search Term or another [****] Query set forth in (a), (b), (c), (d) or (e) herein).

(b) “[****]” means any keyword or phrase that is generated by AOL as [****], currently labeled as [****] which provides the end user of that query with [****] (which may be a Search Term or another [****] Query set forth in (a), (b), (c), (d), or (e); provided that the [****] Query set forth in (g) is permitted for [****]). “[****]” also includes any keyword or phrase that is generated by AOL as [****], currently labeled as [****] which provides the end user of [****] related to the [****] (e.g., [****] that includes [****] with the following [****]).

(c) “[****]” means any keyword or phrase that is generated by AOL as [****], currently labeled as [****] which provides the end user of that query with [****] that are [****] of the [****] Query set forth in (a), (d) or (e) herein.

(d) “[****] Search Queries” means any keyword or phrase that is (i) [****] (ii) as a [****] (iii) which provides that end user with [****] that are [****] the end user [****]. This [****] Query is also known as [****]

(e) “[****] Searches” means [****] comprised solely of keywords or phrases from [****] end user [****].

(f) “[****] Searches” means queries that consist solely of keywords or phrases that are [****] on a [****] or a [****] an end user [****] (also known as [****]). Such [****] may provide the end user of that query with [****].

(g) “[****] Queries” means any query that is comprised of (i) the end user’s [****] and (ii) [****], including by using [****] (iii) that [****] end user [****], and (iv) that [****] (e.g., [****]). The [****] Queries will only be used on [****]. AOL will not [****] with the sole purpose of [****] the query to [****] the original query inputted by end user.

(iii)	The following new definition will be added to Exhibit A of the Existing Agreement

“[****] Search Queries” means queries (including, without limitation, the features currently called [****]) that are not Queries.

6.2	The following new sections will be added to the Existing Agreement as Section 15:

15.1

[****] Queries. For [****] during the Renewal Term, if AOL sends to Google for processing under the Google Sponsored Advertising Service (a) a number of [****] Queries from [****] that is [****] percent ([****]%) of all Queries sent by AOL to Google for processing under the Google Sponsored Advertising Service [****], or (b) a number of [****] Queries from [****] that implement [****] that is [****] percent ([****]%) of all Queries sent by AOL to Google for processing under the Google Sponsored Advertising Service [****] (the “[****] Queries”), Google will provide AOL with written notice (including email) of the [****] Queries and within [****] ([****]) days after AOL’s receipt of such notice, AOL will take the necessary steps to [****] of [****] Queries [****] with the [****] set forth above. Google will provide, and

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AOL will use, separate unique client IDs for all relevant [****] Queries on each of the channels listed in the definition of “[****] Queries” set forth in the Agreement but not exceeding [****] new client IDs, and AOL will use a separate unique client ID provided by Google for each of the following [****] Query implementations: [****] on all Covered Properties (other than [****]) and [****] Queries from [****].

15.2	[****] Search Queries. (a) AOL will not send [****] Search Queries, or any word or phrase queries other than Queries, to Google for processing under the Google Sponsored Advertising Service.

(b)	AOL may send any [****] Search Query to Google for processing requests for search results or for processing under the Content Targeted Advertising Service, but will not send the same [****] Search Query to Google for processing for search results and for the Content Targeted Advertising Service simultaneously.

15.3	[****] Query Implementation. During the Renewal Term, if AOL [****] a type of [****] Query [****] this Section 15, AOL will provide to Google in writing (which may include email) a description of the [****], including mocks of such [****] (an “[****] Query Implementation [****]”). Google will respond in writing (which may include email) to each [****] Query Implementation [****] with its [****] within [****] ([****]) weeks of receipt of the Additional [****] Query Implementation [****]. If Google [****], Google will provide an explanation of [****] and discuss those [****] and [****] implementation, if any, to enable AOL to [****]. AOL may [****] as required in this section and Google will review such [****] and respond with its [****] within [****] ([****]) weeks of its receipt of AOL’s [****]. Thereafter, if AOL reasonably disagrees with Google’s [****], AOL may submit the dispute for Management Committee resolution under Section 1 of Exhibit E of the Agreement.

15.4	[****] Query [****]. If a specific [****] Query implementation significantly and adversely affects [****] and is not remedied within [****] Business Days of notice from Google, Google may suspend the Google Sponsored Advertising Service with respect to that [****] Query implementation. Google will resume the Google Sponsored Advertising Service with respect to that [****] Query implementation once AOL has altered the implementation such that [****] would no longer be significantly and adversely affected.

15.5	[****] Changes. If Google implements a new [****] or similar [****] program that targets [****] Queries (“[****] Query Program”), then Google will not enforce the [****] Query Program [****] AOL [****], nor [****] AOL. If Google launches an [****] Query Program during the Renewal Term, then a reasonable transition period for the rollout of such program will be given to AOL.

7.	Amendment to Section 5.2(c). Section 5.2(c) (Increase in Revenue Share Percentage) of the Existing Agreement is hereby deleted in its entirety and restated as follows.

“5.2(c) [Intentionally Deleted.]

8.	Change in Definition of Revenue Share Percentage. The third sentence of the second paragraph of Section 5.2(a) of the Existing Agreement is hereby deleted in its entirety and restated as follows:

During the Renewal Term, (i) “Revenue Share Percentage” of Transaction Revenues generated from (a) [****] (including [****] Client Applications and [****] Client Applications), and (b) [****], means [****]%; (ii) “Revenue Share Percentage” of Transaction Revenues generated from [****]

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Client Applications and [****] Websites, means [****]%; and (iii) “Revenue Share Percentage” of Transaction Revenues generated from [****] Client Applications and [****] Websites, means [****] %, each of (i), (ii), and (iii) are subject to adjustment in accordance with 5.2(e) below. For clarity, (x) “Revenue Share Percentage” of Transaction Revenues generated from [****] Client Applications and [****] Websites that resolve to an AOL Website search results page will be [****] %, and (y) “Revenue Share Percentage” of Transaction Revenues generated from [****] Client Applications and [****] Websites thar resolve to an AOL Website search results page will be [****] %. For example, a Query from the [****] toolbar that resolves to a standard AOL Search results page that does not contain any [****] would receive [****]%.

9.	Change in Definition of Transaction Revenues. The definition of Transaction Revenues in Exhibit A of the Existing Agreement is hereby deleted in its entirety and restated as follows:

Transaction Revenues. All Gross Revenues net of (i) [****]; (ii) Taxes actually paid by Google as set forth in Section 5.5; (iii) a [****] of [****]% of such [****] (such [****]%, the “[****] Percentage”); and (iv) AOL Proportionate Share of Agency Fees.

10.	Amendment to Section 2.1.1(b). The second to the last sentence of Section 2.1.1(b) (Maintenance of AOL Directory Service; Additional Domestic Implementation and Additional Broadband Implementation) of the Existing Agreement is hereby deleted.

11.	[****] Payments.

11.1	Section 5.1 ([****] Payments) of the Existing Agreement is hereby deleted in its entirety and restated as follows, effective as of the Thirtieth Amendment Effective Date.

5.1	[****] Payments.

(i)	During each Year, Google shall pay to AOL [****] payments with respect to each of the First Quarter (such payment with respect to such Quarter, the “First Quarter [****] Payment” for such Year), the Second Quarter (such payment with respect to such Quarter, the “Second Quarter [****] Payment” for such Year), the Third Quarter (such payment with respect to such Quarter, the “Third Quarter [****] Payment” for such Year ), and the Fourth Quarter (such Payment with respect to such Quarter, the “Fourth Quarter [****] Payment” for such Year) (each such payment a “Quarterly [****] Payment” and collectively, with respect to any given Year the “Annual [****] Payment”).

(ii)	Google shall pay to AOL each Annual [****] Payment as follows:

(a)	First Quarter [****] Payment for such [****] Year = [****] Percent ([****]%) of [****] AOL Share which is due on August 17 of the current Year; provided, however, the First Quarter [****] Payment for Year 8 will be due no later than [****] after the Thirtieth Amendment Effective Date;

(b)	Second Quarter [****] Payment for such [****] Year = [****] Percent ([****]%) of [****] AOL Share which is due on [****] of such upcoming Year;

(c)	Third Quarter [****] Payment for such [****] Year = [****] Percent ([****]%) of [****] AOL Share which is due on [****] of the Second Quarter of such upcoming Year; and

(d)	Fourth Quarter [****] Payment for such Year = [****] Percent ([****]%) of [****] AOL Share which is due on [****] of the Third Quarter of such upcoming Year.

With respect to all [****] Payments, if the payment date falls on a non-Business Day, the payment will be due and payable the next Business Day.

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“[****] AOL Share” means [****] percent ([****]%) of the total AOL Annual Share for the [****] (i.e., the Year [****] referenced in clauses (a) through (d) above), as [****] based on the [****] AOL Share for the [****] Quarters of such Year. For example: if in [****], AOL Share in the First Quarter is $[****], AOL Share in the Second Quarter is $[****], and the AOL Share in the Third Quarter is $[****], then because [****], the [****] AOL Share will be [****] ([****]%) of the [****], which is $[****].

(iii)	For the Last Quarter only, there shall be no [****] Payment and Google shall pay to AOL within [****] ([****]) days following the expiration of the Term the actual Revenue Share Percentage generated in the Last Quarter.

(iv)	“AOL Properties” as used in connection with this Section 5.1 only, means the AOL Service, AOL.com, the CompuServe Service, CompuServe.com, and Netscape.

11.2	The definition of “Last Quarter” in Exhibit A of the Existing Agreement is deleted in its entirety and replaced as follows:

Last Quarter. October 1, 2015 through December 31, 2015.

11.3	The following new definitions are added to Exhibit A of the Existing Agreement:

Year 8. The period commencing on the date following the conclusion of Year 7, continuing through September 30, 2011.

Year 9. The period commencing on the date following the conclusion of Year 8, continuing through September 30, 2012.

Year 10. The period commencing on the date following the conclusion of Year 9, continuing through September 30, 2013.

Year 11. The period commencing on the date following the conclusion of Year 10, continuing through September 30, 2014.

Year 12. The period commencing on the date following the conclusion of Year 11, continuing through September 30, 2015.

12.	Exclusivity.

(a)	A new section 4.3(d) will be added to Section 4 (Exclusivity) of the Existing Agreement as follows:

4.3(d) If (i) [****] offers a solution for the Search and Content Monetization Services that (A) are [****] the services being provided to AOL by Google and (B) the [****] of Google Inc. has dropped by [****] since Google’s [****], and (ii) AOL is unable to use that [****] solution because of the restrictions in this Section 4 (Exclusivity) of the Agreement; then AOL may use that solution despite this Section.

(b)	The definition of “[****]” in Section [****] (Exclusivity) of the Existing Agreement is modified to add the following entity to the [****]: [****], including its Affiliates, and the direct or indirect, successors to or assigns of any [****].

13.	[****] and [****]. The following new section will be added to the Existing Agreement as Section 4.3(e):

4.3(e) Upon [****] ([****]) days prior written notice to Google, AOL may, in its sole discretion, elect to [****] the Google Sponsored Advertising Service on [****] (e.g., all properties on the domain [****]) (up to [****] and [****] during the Renewal Term) and on [****] (up to [****] and [****] during the Renewal Term, which shall not include the [****] on [****] on [****]). Solely for any period during the Renewal Term that AOL implements the Google Sponsored Advertising Service on [****]

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and/or [****], such site(s) (as applicable) will be subject to the [****] obligations set forth in Section [****] of the Agreement.

14.	Amendment to Change of Control. Sections 6.5 and 6.6 of the Existing Agreement are hereby deleted in their entirety and restated as follows:

6.5	Change of Control.

(a)	Change of Control of AOL.

(i)	Right to Terminate.

(1) Either Party shall have the right to terminate this Agreement upon a Change of Control of [****] involving [****] (including [****]) (the “Listed Companies”) and their Affiliates, or the direct or indirect successors to or assigns of any of the foregoing (including the Affiliates of such successors and assigns) (all of the above, “Named Companies”).

(2) In [****] and [****] of each year during the Term, Google may [****] Listed Company from the then-current Listed Companies list with a [****] (a “[****] Listed Company”) by notifying AOL of the [****] Listed Company in the applicable [****], but only if the [****] Listed Company is not a (i) [****] (ii) a [****], or (iii) an [****]. For clarity, [****] entities may be [****] during each year.

Google shall give notice to AOL in writing of each [****] Listed Company (the “Listed Company [****] Notification”). Listed Company [****] Notification(s) may only be made during the [****] periods during each calendar year and Google may [****] Listed Company during each such period: (a) [****]; and (b) [****] may not be carried over from one period or one calendar year to the next.

(a) If AOL has issued a public statement announcing a pending Change of Control transaction, Google shall not add the entities included in that announcement as the potential Change of Control partner(s) to the Listed Companies list for [****] after AOL’s announcement. For clarity, the foregoing sentence will not apply to announcements regarding auctions or invitations to bid or an announced intent to pursue such transactions with various potential entities. Notwithstanding the foregoing, no entity with which AOL has executed a binding agreement to which both AOL and such entity remain bound, involving a Change of Control transaction with that entity, shall be added to the Listed Companies list.

(b) In the event that AOL [****] to any [****] Listed Company, which AOL may only [****] to based on a claim that the [****] Listed Company [****], then AOL shall provide Google with written notice of its [****] no later than [****] Business Days after receipt of the Listed Company [****] Notification, but the [****] Listed Company shall be immediately [****] despite such [****] unless that company is prohibited under Section 6.5(a)(i)(2)(c).

(c) Under no circumstances may Google [****] as a [****] Listed Company any entity in the following categories: (x) an enterprise whose primary business and function is to [****]; (y) a [****] company that [****] of its revenues from [****] sources (“[****]”); or (z) [****], including without limitation, [****] and their successors (e.g., [****]), [****] (including [****] and [****]), and [****] (e.g., [****]) (“[****]”).

(3) Such right to terminate upon Change of Control may be exercised by written notice given within [****] days after consummation of the transaction that effectuates the Change of Control (provided that written notice of a Change of Control has been given prior to the date of consummation of the Change of Control transaction and if notice has not been given by such time, then within [****] days after notice has been given). Such right to terminate for that Change of Control shall lapse if not exercised within such period.

(ii) Definitions. As used in this Section 6.5 only:

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(1) An “Affiliate(s)” of an entity shall mean any entity that, directly or indirectly, controls, is controlled by, or is under common control with the first entity.

(2) A “Change of Control” of [****] shall mean the sale or other disposition (including through a merger, stock sale or otherwise) of more than [****] of [****] economic interest in or voting power in a transaction or series of related transactions or the sale of all or substantially all of the assets of that entity. An Audience Business [****] shall be considered a “Change of Control” of [****].

(3) [INTENTIONALLY DELETED]

(4) “Audience Business” shall mean the business unit (or units) of AOL that develops, programs and markets content, tools and services for users of the web sites, portals and services comprising the AOL Network and earns revenue primarily through selling online advertising on the AOL Network as well as from selling advertisements on third party web sites through AOL’s third party advertising network (formerly known as the Advertising.com network) and through other relationships with third party web sites. For purposes of this section only, the “AOL Network” shall mean an online network that is comprised of a variety of websites, portals and services including the AOL service, low cost ISP services, AOL.com, AIM, Moviefone, MapQuest and Netscape.com.

(5) “Audience Business [****]” shall mean the [****] of the assets comprising the Audience Business or the [****] of any entity which directly or indirectly holds all or substantially all of the assets comprising the Audience Business.

(iii) [INTENTIONALLY DELETED]

(iv) Non-Named Companies. In the event of a Change of Control involving an entity that is not a Named Company, this Agreement shall be assigned to the acquiring or merged entity if the Change of Control transaction is a sale of assets or shall remain in effect if the Change of Control transaction is a sale of equity, as applicable, provided that in the case of an assignment, the assignee agrees in writing to be bound by all the terms and conditions of such Agreement. If the assignee does not agree in writing to be bound by all the terms and conditions of this Agreement within 5 days after the Change of Control, Google may terminate this Agreement immediately.

(v) Limitations. In the event of a Change of Control of AOL, [****] Covered Properties already receiving Google Sponsored Advertising Services under this Agreement and controlled by AOL or an AOL Affiliate at the time of such Change of Control may be covered by this Agreement if the Agreement has not been terminated.

(vi) Notice. AOL shall notify Google in writing of any Change of Control upon the signing of definitive agreement therefor.

(b) Assignment. This Agreement shall not be assignable, by operation of law or otherwise, to any Named Company. For the purpose of clarification, in any transaction that constitutes a Change of Control, the provisions of Section 6.5(a), and not the provisions of Section 22 of Exhibit E to this Agreement shall apply.

6.6 Termination of Additional Agreements. In the event that a Party terminates this Agreement pursuant to Section 6.5(a), such Party shall also have the right to terminate all and only all of the following additional agreements between the Parties:

•	Web Search Services Agreement dated May 1, 2002, as amended;

•	Distribution and Marketing Agreement dated as of March 24, 2006;

•	Marketplace Agreement dated as of March 24, 2006;

•	Memorandum of Understanding dated as of the Thirtieth Amendment Effective Date.

15.	Ad Formats. The following new section will be added to the Existing Agreement as Section 16:

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16.	Ad Formats.

16.1	Definitions.

(a) Ad Formats. AdWords Ad Formats and [****] Ad Formats.

(b) Additional Ad Formats. Subject to Sections 16.3 and 16.4, Ad Formats (excluding Initial Ad Formats) that Google makes available on www.google.com within the United States in response to [****]% or more of all Eligible Queries.

(c) Additional Ad Format Terms. Additional terms and conditions that govern Google’s provision of an Additional Ad Format to AOL.

(d) AdWords Ad Formats. Search-based advertisements that (a) are created via the Google AdWords service, (b) participate in the Google AdWords auction, and (c) have a pay-for-performance pricing.

(e) Available Ad Formats. Initial Ad Formats and Additional Ad Formats.

(f) Eligible Queries. Eligible Queries means queries that can trigger an Ad Format.

(g) [****] Ad Formats. Search-based advertisements that are [****] Ad Formats.

16.2	Initial Ad Formats. Commencing on January 1, 2011, Google will make available to AOL, [****], “Ad SiteLinks,” “Location Extensions,” “Ads in Suggest” and “Seller Rating Extensions” (individually and collectively, the “Initial Ad Formats”). Screenshots of the Initial Ad Formats are attached hereto in Exhibit C.

16.3	[****] Ad Formats.

Additional Ad Formats will exclude Ad Formats that [****]. To the extent that an Ad Format is [****] such Ad Formats.

16.4	[****] Ad Formats.

(a) Subject to subsection (c) below, Google will provide AOL with any [****] Ad Format that (i) has [****]; or (ii) has been provided to any search based advertising syndication partner(s).

(b) If a [****] Ad Format does not meet the requirements of subsection (a), but Google reasonably believes that (i) the [****] by such [****] Ad Format is likely to [****], or (ii) it is [****] to provide the [****] Ad Format to AOL [****], then Google will [****] such [****] Ad Format.

(c) With respect to a [****] based [****] Ad Format, Google will not provide such [****] Ad Format until the Parties have agreed (i) to implement a solution to handle spam detection, if applicable, and (ii) to a business model by which the Parties will share revenue attributable to such [****] Ad Format, if applicable.

16.5	Additional Ad Formats List and Quarterly Review. Google will provide AOL with an updated list of all Additional Ad Formats (“Additional Ad Formats List”) not less than [****] prior to the first day of each calendar quarter during the Renewal Term. Such list will include: (i) a detailed description of those Additional Ad Formats; and (ii) [****]. AOL will provide Google with any assistance reasonably requested by Google to generate the above information. At AOL’s request, the Parties will meet on a [****] basis (“[****] Review”) to review the Additional Ad Formats List.

16.6	Expression of Interest in Available Ad Formats. AOL will notify Google as to which Available

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Ad Formats AOL is interested in implementing. AOL will not request more Available Ad Formats than is reasonable for AOL to implement and Google to provide each calendar quarter.

16.7	Additional Ad Format Terms.

(a)	Within [****] ([****]) Business Days after the date AOL advises Google of its interest in an Additional Ad Format, Google will provide AOL technical documentation and specifications for the selected Additional Ad Format(s) (and such other information as may be reasonably requested by AOL) and any Additional Ad Format Terms. Google agrees that the proposed Additional Ad Format Terms: (i) will be [****] Additional Ad Format, (ii) will be [****] to protect Google’s legitimate interests in relation to that Additional Ad Format or to [****] to provide the Additional Ad Format; and (iii) will [****] to be borne [****] at a pass-through rate.

(b)	In the event AOL believes the Additional Ad Format Terms proposed by Google do not meet the requirements of this Section 16.7, then the Parties agree to meet and use their respective commercially reasonable efforts to define and mutually agree upon Additional Ad Format Terms that comply with such requirements.

(c)	In the event of a conflict between Additional Ad Format Terms accepted by AOL and the other terms of this Agreement, the Additional Ad Format Terms shall govern solely with respect to the relevant Additional Ad Format.

16.8	Provision of Selected Ad Formats. Except as expressly set forth below, (a) Google will provide and AOL will implement the Available Ad Formats (excluding [****] Ad Formats) selected by AOL within [****] of AOL’s election to implement; and (b) Google will provide and AOL will implement the [****] Ad Formats selected by AOL within [****] of AOL’s election to implement; provided that the applicable time periods shall be extended due to delays attributable to AOL. If it is commercially unreasonable, applying applicable industry standards, for Google to develop or AOL to implement an Available Ad Format within the applicable time period described in this Section 16.8 then the Parties will meet and agree upon a reasonable extension.

16.9	[****] Implementation Period. AOL will implement each Available Ad Format launched by AOL for a period of [****] ([****]) [****] from the date of commercial launch by AOL, unless otherwise agreed by the Parties.

16.10	Use Rights of Available Ad Formats. AOL agrees that it may use the Available Ad Formats only on the Covered Properties.

16.11	Cessation.

(a)	Google will not cease providing any Ad Formats made available pursuant to this Thirtieth Amendment except on the following grounds (each referred to as a “Ground for Cessation”):

i.	There is a [****] the Ad Format because of: (x) [****] directly relating to Google’s provision of the Ad Format to AOL, (y) [****] arising directly from Google’s provision of the Ad Format to AOL, or (z) [****] for Google directly related to Google’s provision of the Ad Format to AOL, if Google reasonably believes monetary indemnification would not adequately make Google whole for the risk; or

ii.	Google has ceased using the Ad Format on www.google.com.

(b)	As soon as reasonably practicable, Google will promptly notify AOL in writing of Google’s intent to cease providing an Ad Format, specifying all applicable Grounds for Cessation.

(c)	Before AOL [****] to Google for an Ad Format (“Ad Format [****]”), the Parties will agree in good faith upon (1) [****] except under Section 16.11(a)(i), and (2) an [****] for the [****] in the event that Google ceases providing the Ad Format under Section 16.11(a)(i).

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(d)	For an Ad Format that Google has ceased providing to AOL in accordance with 16.10(a)(i) or 16.10(a)(ii) above, should the Ground(s) for Cessation no longer apply, the Ad Format will become an Additional Ad Format once again (and the Parties agree to re-use any previous work to minimize the time or cost for implementation of that Ad Format).

16.	[****] The following new section will be added to the Existing Agreement as Section 17:

17.	[****].

(a)	[****] means a method by which Google [****] for certain [****] on a [****] based upon a variety of factors generally correlated to [****] relative to a [****]. In such cases the [****] is assigned a [****] that represents [****] relative to the [****], and the [****] for the advertisements are [****] in proportion to the [****] if the [****] is below [****]. An [****] means a [****] by this Section 17.

(b)	For the first [****], (i) if a Covered Property [****] is below [****], then it will remain [****], (ii) if a Covered Property [****] is between [****], then it will be [****] by [****], and (iii) if a Covered Property [****] is [****] or greater, then its [****] will be [****] to [****].

(c)	After [****], (i) if a Covered Property [****] is below [****], then it will remain [****], (ii) if a Covered Property [****] is between [****], then it will be [****] by [****], and (iii) if a Covered Property [****] is [****] or greater, then its [****] will be [****] to [****].

(d)	Google shall not calculate [****] of Covered Properties using a method different from Google’s standard [****] calculation methods for advertising syndication partners (excluding [****] set forth in this Agreement). In addition, Google shall not use the [****] program and policies [****] standard [****] program and policies. If Google decides to apply a [****] for all partners [****] described in section (b) or (c) above during the applicable period, then [****] described in section (b) or (c) above.

17.	Limitation of Liability. Section 10.1 of Exhibit E of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

10.1 Liability. UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THE AGREEMENT, THE SALE OF PRODUCTS, THE USE OR INABILITY TO USE THE AOL NETWORK, ANY AOL PROPERTY(IES), OR THE GOOGLE SPONSORED ADVERTISING SERVICE, GOOGLE ADVERTISING RESULTS, AOL SEARCH SERVICE, THE AOL SEARCH RESULTS, THE AOL DIRECTORY SERVICE, THE AOL DIRECTORY RESULTS, OR THE LICENSED GOOGLE CONTENT, OR ARISING FROM ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, “DISCLAIMED DAMAGES”); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED (A) BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTIONS 5.5, 5.6(i), 7.6, OF THE AGREEMENT and 10.3 OF THIS EXHIBIT; AND (B) FOR A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT OR VIOLATION OF THE OTHER PARTY’S INTELLECTUAL PROPERTY RIGHTS UNDER THIS AGREEMENT.

EXCEPT (A) AS PROVIDED IN SECTIONS 5.5, 5.6(i), 7.6 OF THE AGREEMENT, and 10.3 OF THIS EXHIBIT AND (B) FOR A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT OR VIOLATION OF THE OTHER PARTY’S INTELLECTUAL PROPERTY RIGHTS UNDER THIS AGREEMENT, (I) LIABILITY ARISING UNDER THIS AGREEMENT WILL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES, AND (II) THE MAXIMUM LIABILITY OF ONE PARTY TO THE OTHER PARTY FOR ANY CLAIMS ARISING IN CONNECTION WITH THIS AGREEMENT WILL NOT EXCEED [****]; PROVIDED THAT EACH PARTY WILL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY PURSUANT TO THE AGREEMENT.

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18.	Dispute Resolution. Section 1 of Exhibit E of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

1. Dispute Resolution. The following applies only after any other dispute resolution processes elsewhere in the Agreement.

1.1. Management Committee. The Parties will act in good faith and use commercially reasonable efforts to promptly resolve any claim, dispute, controversy or disagreement (each a “Dispute”) between the Parties under or related to this Agreement or any document executed pursuant to this Agreement or any of the transactions contemplated hereby. If the Parties cannot promptly resolve the Dispute, the Dispute will be submitted to the Management Committee (defined below) for resolution. For [****] ([****]) Business Days following submission of the Dispute to the Management Committee, the Management Committee will try to resolve the Dispute. The Management Committee may submit any such Disputes to the Executive Committee for final resolution. “Management Committee” will mean a committee made up of Google’s VP of Search Partnerships, AOL’s Senior VP, Business Development, and one person each from Google and AOL familiar with those day to day operations of each Party that are related to the Dispute. Neither Party will seek, nor will be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable amicably to resolve the Dispute as set forth in this Section 1.

1.2. Executive Escalation. In the event that the Management Committee is unable to resolve the Dispute, then the Dispute will be submitted to the Executive Committee (defined below) for resolution. The Executive Committee shall schedule at least [****] ([****]) meeting or telephone conference call to resolve the Dispute, and for [****] ([****]) Business Days immediately following submission of the Dispute to the Executive Committee (the “Initial Executive Escalation”), the Executive Committee will try to resolve such Dispute. “Executive Committee” will mean a committee made up of either Google’s President, Global Sales and Business Development or Google’s SVP of Product Management, and AOL’s CEO or CFO and the Management Committee.

1.3. Extended Management Escalation. In the event that after the Initial Executive Escalation, the Executive Committee is unable to resolve the Dispute, the Management Committee shall meet as often as necessary during the [****] ([****]) Business Days to resolve the Dispute (the “Extended Management Escalation”). In the event that the Management Committee is unable to resolve the Dispute during the Extended Management Escalation, the Management Committee shall again submit the Dispute to the Executive Committee and the Executive Committee shall schedule meetings as necessary during the [****] ([****]) Business Days to resolve the Dispute.

19.	Content Targeted Advertising Service. The Parties hereby agree to extend the First Amendment Term, as defined in Section 4 of the First Amendment, to and through December 31, 2015.

20.	[****]. The Parties hereby agree to extend the Seventh Amendment relating to [****] to and through December 31, 2015. During the Renewal Term, AOL may continue to use [****] and Google will continue to provide [****] as-is under the same terms and conditions existing as of December 19, 2010, except for Section 2.5 (Speed of Matched Results) of the Agreement which will not apply to [****] during the Renewal Term. AOL shall have the right to terminate the terms of the Seventh Amendment relating to the [****] at its convenience, upon thirty (30) days’ prior written notice to Google. Section [****] of the Agreement will continue to apply to all [****] during the Renewal Term unless AOL exercises the right to terminate the [****] as set forth in the preceding sentence. In the event of such termination, AOL will have the right to implement an alternate service for [****] pages, and such alternate service will not be subject to the [****] provisions of Section [****] of the Agreement solely with respect to [****] pages. Once terminated, Google will have no obligation to provide [****] to AOL.

D.	Order of Precedence. This Thirtieth Amendment is supplementary to and modifies the Existing Agreement. The terms of this Thirtieth Amendment supersede provisions in the Existing Agreement only to

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the extent that the terms of this Thirtieth Amendment and the Existing Agreement expressly conflict. However, nothing in this Thirtieth Amendment shall be interpreted as invalidating the Existing Agreement, and provisions of the Existing Agreement shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Thirtieth Amendment. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the Existing Agreement under this Thirtieth Amendment shall be interpreted to have full force and effect on any other relevant provisions of the Existing Agreement (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

E. Entire Agreement. This Agreement constitutes the entire agreement with respect to the subject matter hereof. The Agreement supersedes any other prior or collateral agreements, whether oral or written, with respect to the subject matter hereof.

F. Counterparts; Facsimile. This Thirtieth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Thirtieth Amendment may be executed by facsimile.

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IN WITNESS WHEREOF, the Parties have executed this Thirtieth Amendment to the Existing Agreement.

AOL INC.	GOOGLE INC.

By: /s/ Tim Armstrong	By: /s/ Nikesh Arora

Name: Tim Armstrong	Name: N. Arora

Title: CEO	Title: President, Google

Date: 9/1/2010	Date: 9/1/2010

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Exhibit A

1.	List of Existing [****] AOL Websites.

[****]

2.	List of Existing AOL Client Applications and Existing [****] AOL Client Applications.

2008 Olympic Games

AIM Toolbar Toolbar

AOL Black Friday Toolbar

AOL Classifieds Toolbar

AOL Fantasy Football Toolbar

AOL Halloween Toolbar

AOL Homework Help Toolbar

AOL Mail Toolbar

AOL Michael Jackson Toolbar

AOL News Toolbar

AOL Radio Toolbar

AOL Real Estate Toolbar

AOL Safety Toolbar

AOL Scrapbooking Toolbar

AOL Search Toolbar

AOL Service Client Application 9.5

AOL Tennis Toolbar

AOL Toolbar

AOL TV Toolbar

AOL Yellow Pages Toolbar

Asylum Toolbar

Black Voices Toolbar

College Hoops Toolbar

Compuserve Client App

Coupons Toolbar

DailyFinance Toolbar

Digital City Toolbar

D-Link Toolbar

Elections Toolbar

Fanaticos Toolbar

Fanhouse Toolbar

Games.com Toolbar

Gateway (US)

Green Toolbar

Holiday Shopping Toolbar

HP US Toolbar

Lemondrop Toolbar

MapQuest Toolbar

MGM Stargate Toolbar

Moviefone Toolbar

PoliticsDaily Toolbar

PopEater Toolbar

RentedSpaces Toolbar

SHOUTcast Toolbar

Sony (US Toolbar and portal)

Spinner Toolbar

St. Louis Rams Toolbar

Truveo Toolbar

Tunome Toolbar

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Verizon Toolbar

Washington Capitals Toolbar

Washington Redskins Toolbar

WinAmp Toolbar

3.	List of [****] AOL Client Applications. As of the Thirtieth Amendment Effective Date, the following Client Applications are [****] the Client Application Guidelines. Once AOL [****], it will notify [****]. Only the Client Application(s) set forth below that are [****] (including email) [****] set forth in Section 2 above.

[****]

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Exhibit B

[****] AOL Client Applications and Website

AOL Client application example

[****]

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AOL Website example

Search the Web
SEARCH
AOL Mail
Directory
My Stuff
Are You on the Verge of Debt Disaster?
Top News
PROGRESSIVE
Name Your Price®.
Start saving today.
AOL's Video of the Day
Play Video
Top Searches on AOL
Business News
My Networks
twitter
facebook
myspace
Stay Connected With Friends And Family All On One Page!
Entertainment News
Local News: Sterling, VA
Sports News

[****]

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Exhibit C

Screenshots of Initial Ad Formats: “Ad SiteLinks,” “Ads in Suggest,”

“Location Extensions” and “Seller Rating Extensions”

Ad Site Links:

Ads in Suggest

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Local Ad Extensions:

Seller Rating Extensions

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Exhibit D

Google’s Client Application Guidelines

Policy Guidelines for Access of Google Services Through Client Applications

Effective Date: July 26, 2004

Google has observed a significant increase in the number of reports of software that is engaging in deceptive, malicious and other annoying practices that significantly diminish user perception and enjoyment of the internet. These practices include but are not limited to installing software on computers without obtaining informed end user consent (the so-called “drive-by download”), inundating end users with advertisements without adequate attribution or labeling, exposing users to pornographic material without obtaining informed end user consent, obtaining or transmitting personal information about an end user without obtaining informed end user consent, and interfering with an end user’s ability to easily uninstall applications the end user does not wish to be on his or her computer.

Google does not wish to be associated with these types of practices. Accordingly, Google has developed the Guidelines set forth below to prevent its trademark, other intellectual property, and services from being used in connection with these practices. Google believes that these Guidelines are necessary to protect Google from any allegation that it has contributed to practices that might be viewed as unlawful or actionable; to preserve the reputation of Google as a provider of trusted software and services in a manner that is beneficial and fair to users and other constituents; and to stem the rising incidence of practices that harm users and diminish the perceived value and reliability of the internet, which are essential to Google’s business.

With this objective in mind, Google has established the following Guidelines to apply to customer Applications that are used to access our search and/or advertising syndication services. Except to the extent Google has otherwise specifically agreed in writing, Google does not grant permission to, and you will not, access Google services using one or more of your Applications unless you ensure that those Applications comply with these Guidelines. Examples of accessing Google services in this context include Applications that send end user queries or other information to Google to generate search or ad results, or Applications that alter browser or other application settings to permit error traffic to be sent to Google to generate search or ad results.

For the avoidance of doubt, by these Guidelines Google does not intend to, and does not, impose any restrictions on what you may do with any Application that is not used to access, or is not bundled with any Application that is used to access, Google services; you remain free to sell any Application you wish (whether or not it complies with these Guidelines) so long as it is not used to access Google services.

In these Guidelines: (a) “you” and “your” refer to the legal entity(ies) that has entered into the contract with Google into which these Guidelines are incorporated, as well as any person or entity acting on your behalf; and (b) “Application” means any application, plug-in, helper, component or other executable code that runs on a user’s computer, examples of which include those that provide browser helper objects, instant messaging, chat, email, data, file viewing, media playing, file sharing, games, internet navigation, search and other services.

Google welcomes input about these Guidelines from you and from other interested parties, and is always willing to consider revisions as appropriate to encourage innovation while protecting against deceptive, unfair and harmful practices. Accordingly, Google may update these Guidelines, including the Exhibits, from time to time as provided in Section 10 below.

If you have any questions about these Guidelines, please do not hesitate to discuss them with your Google account manager.

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1.	General.

1.1. Approval and Ongoing Compliance. You may [****] these Guidelines have been incorporated. In such instance, you must ensure that your Application both (1) has been approved by Google for the purpose of accessing Google services in writing in advance, and (2) complies at all times with the requirements outlined herein. To obtain Google’s approval for any Applications not expressly approved in your agreement, you must submit a written request.

1.2. Implementation. The incorporation of Google services into your Application must conform to the implementation requirements set forth in your agreement with Google. For example, in the case of Applications that access Google’s WebSearch and/or AdSense for Search Services, end user queries initiated from your Application must resolve to a Google-approved Web page on a permitted Web site as provided in your agreement with Google (refer to your agreement for a complete description of the scope of approved Web pages and sites). In any event, unless your agreement with Google expressly authorizes otherwise, Google results may only appear on the Web pages expressly approved by Google for such display, and, except for the display of those pages in the main content area of a Web browser, Google results may not appear anywhere in your Applications (e.g., Google results may not appear in the “chrome” of your Application unless your agreement expressly contemplates otherwise).

1.3. No Google Branding or Attribution. Your Application, and any related collateral material (including any Web pages promoting your Application or from which your Application is made available), must not contain any Google branding, trademarks or attribution unless (and then only to the extent) Google expressly consents otherwise in writing. In addition, queries entered into Applications may not resolve to a results page that contains any Google branding, trademarks or attribution unless (and then only to the extent) Google expressly consents otherwise in writing.

2. Prohibited Content. You may not access Google services from an Application that: (a) contains any viruses, worms, trojan horses, or the like; and (b) is distributed primarily for the purpose of (i) distributing pornographic, obscene, excessively profane, gambling-related, deceptive, fraudulent or illegal content, or (ii) distributing content related to “hacking” or “cracking.”

3. Prohibited Behavior. You may not access Google services from an Application that engages in deceptive, unfair, harassing or otherwise annoying practices. For example, the Application may not:

(a)	use, or permit an unaffiliated person to use, an end user’s computer system for any purpose not understood and affirmatively consented to by the end user (including, without limitation, for purposes of consuming bandwidth or computer resources, sending email messages, launching denial of service attacks, accruing toll charges through a dialer or obtaining personal information from an end user’s computer such as login, password, account or other information personal to the end user);

(b)	intentionally create or exploit any security vulnerabilities in end user computers;

(c)	trigger pop-ups, pop-unders, exit windows, or similar obstructive or intrusive functionality, that materially interfere with an end user’s Web navigation or browsing or the use of his or her computer;

(d)	repeatedly ask an end user to take, or try to deceive an end user into taking, an action that the end user has previously declined to take (such as repeatedly asking an end user to change his or her home page or some other setting or configuration);

(e)	redirect browser traffic away from valid DNS entries (except that your Application may direct unresolved URLs to an alternative URL designated by you, provided that the page to which the end user resolves adequately informs the end user that you and your Application are the source of that page);

(f)	interfere with the browser default search functionality (except that your Application may permit an end user to change his or her default search engine with proper disclosure, consent and attribution as provided below); or

(g)	engage in activity that violates any applicable law or regulation.

4.	Disclosure and Consent.

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4.1. Disclosure and Consent before Installation. You may not access Google services from Any Application unless you and your distribution and bundling partners design the installation of your Application in a manner that ensures that it is installed by end users in a knowing and willful manner – e.g., no “drive-by” downloads or installs. By “distribution partner” we mean any third party who distributes your Application and by “bundling partner” we mean any third party who installs your Application in combination with or alongside one or more other Applications. At a minimum, compliance with this provision requires that, prior to installing your Application, you and any third party distributing or bundling your Application:

(a) first, fully, accurately, clearly and conspicuously disclose to end users:

(i)	that they are installing an application,

(ii)	the name of the Application, identifying you as the entity responsible for it, and

(iii)	the principal and significant features and functionality of the Application; and

(b) then, obtain the end user’s affirmative consent to install the Application.

Notwithstanding the foregoing, the disclosure and consent requirements of this Section 4.1 will not apply to those of your Applications that are installed on computers prior to sale.

4.2. Disclosure and Consent for Collection and Transmission of Personally Identifiable Information. You may not access Google services from any Application that (1) collects or transmits to any entity other than the end user personally identifiable information, or (2) collects or transmits information related to a user’s computer or Internet usage or activity in a manner that could collect or transmit such user’s personally identifiable information (such as through keystroke logging), unless prior to the first occurrence of any such collection or transmission you:

(a) first, fully, accurately, clearly and conspicuously disclose:

(i)	the type of information collected (described with specificity in the case of personally identifiable information),

(ii)	the method of collection (e.g., by registration, etc.), and

(iii)	the location of (i.e., a link to) the privacy policy that governs the collection, use and disclosure of the information; and

(b) then, obtain the end user’s affirmative consent to such collection and/or transmission.

4.3. Disclosure and Consent for Setting Changes. You may not access Google services from any Application that makes a change to any operating system or Application data setting which will impact the user experience of other Applications (e.g., changing the browser default home page or changing the default application for a file type, such as the default email, browser or media player application), unless prior to making such change you:

(a)	first, fully, accurately, clearly and conspicuously disclose the change in a manner that will explain the practical effect of such change; and

(b)	then, obtain the end user’s affirmative consent to make such change.

Notwithstanding the foregoing, (i) no disclosure and consent need be made for changes to operating system or Application data settings that have only a minor impact on user experience, such as adding a small number of bookmarks to the browser menu or adding an item to a start menu, and (ii) the disclosure and consent requirements of this Section 4.3 will not apply to those setting changes that may be made prior to sale to the end user.

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4.4. Method of Disclosure and Consent. In order to satisfy the requirements above, the disclosure of the items specified above (a) must be provided in both (1) the End User License Agreement (EULA) or privacy policy (to the extent required by law or otherwise by industry custom) and (2) separately from the EULA and/or privacy policy (e.g., in installation screens or message boxes, as the case may be), and (b) must be designed so that it will be read by, adequately inform and evidence the consent of a typical Internet user. See Exhibit I for sample disclosure and consent implementations that would satisfy certain of the requirements above.

4.5. EULA and Privacy Policy. You may not access Google services from any Application unless it conforms, and is distributed pursuant to a EULA that conforms, with all applicable laws and regulations. In addition, you and your Application must comply with the agreements and representations you make with your end users in your EULA and privacy policy. Your privacy policy must be accessible from your Application in an easily found location. If your Application collects or transmits any other information related to the user’s use of his or her computer, but not required to be disclosed and consented to pursuant to Section 4.2, then the collection and use of such other information must be disclosed in your privacy policy.

5. Transparency. Neither you nor any of your third party distribution or bundling partners may mislead end users or create end user confusion with regard to the source or owner of an Application or any portion of its purpose, functionality or features. For example, all elements of your Application that are visible to the end user must clearly identify their source through its branding and attribution, and that identification, whatever form it takes, must correspond to the identification of your application in the menu that permits end users to remove programs. You must clearly label advertisements provided by your Application (if any) as such and clearly identify your Application as the source of those advertisements. In addition, if your Application modifies the operation or display of other applications or Web sites (other than Web sites that you own), then in each instance you must clearly and conspicuously attribute the source of that modification to your Application (as distinct from the application or Web site modified) in a manner that will inform a typical Internet user; provided that this requirement will not apply to modifications for which you obtain disclosure and consent pursuant to Section 4.3. See Exhibit I for examples of modifications that are clearly and conspicuously disclosed to end users.

6. Deactivation. You may not access Google services from any Application that impairs an end user’s ability to change any preferences or settings set by the Application in accordance with the way that such preferences or settings ordinarily may be changed by the applicable Application. Once disabled by an end user, your Application may not be re-enabled without an affirmative action by the end user to explicitly re-enable your application. Accordingly, no use, update, installation or re-enablement of a separate Application, and no code downloaded as a result of browsing a Web site, may operate to re-enable your Application. Your Application must permit end users to uninstall it (in the customary place the applicable operating system has designated for adding or removing programs, e.g., Add/Remove Programs control panel in Windows) in a straightforward manner, without undue effort or skill. In addition, your Application, when running, must provide (in an easily found location) clear and concise instructions on how it may be uninstalled. Once uninstalled, your Application must not leave behind any functionality or design elements, and all setting changes made by the application, but not explicitly agreed to by the end user, should be reversed to the extent practicable.

7.	Bundling of Applica tions.

7.1. Bundling. Your Application may be distributed through bundling arrangements (referring to the distribution of your Application in a “bundle” that installs your Application with one or more other Applications). However, in such case, you may not access Google services from any such Application unless each of the following requirements is satisfied:

(a)	the end user is made aware of all of the Applications included in the bundle prior to any installation;

(b)	all such Applications included in the bundle or download comply with the provisions of Section 2 through 6 of these Application Guidelines;

(c)	if Applications in a bundle in which you are participating are supported in part by revenue generated by advertising displayed in another independent Application included in that bundle and the continued use of the Application is conditioned on such other independent Application remaining installed and active on the end user’s computer, the end user must be made aware of that relationship; and

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(d)	either (1) the bundle must provide for a master uninstaller that will enable the end user to uninstall every Application in the bundle without undue effort or skill, or (2) if no master uninstaller is provided, the de-installation of any Application may not be dependent or conditioned upon the de-installation of any other Application included in the bundle.

7.2.	[****].

7.2.1.	Exhibit II [****]. [****].

7.2.2.	Non-Exhibit II [****]. [****]

7.3.	No Google Branding. [****]

7.4. General. When entering into any bundling arrangements, it is your responsibility to ensure that your direct and indirect distribution or bundling partners (and any applications included in any bundle with your Application to the extent required herein) comply with the applicable requirements of these Guidelines.

8. Information and Assistance. Subject to any confidentiality obligations owed to third parties, you must provide Google with such information as Google may reasonably request about the distribution of those of your Applications that are used to access Google services. For example, we may ask you to share with us: (a) the means by and/or the locations from which your Applications are distributed; or (b) the identity of any applications included in any of your bundling relationships (and the entities responsible for such applications). In addition, you must provide such assistance as Google may reasonably request to investigate and stop potential violations of these Guidelines that may be connected to your Application, including by way of using such number of identifiers and other tracking parameters as Google may reasonably request. This would include providing Google with “golden masters” of any bundle or other distribution that includes your Application, or working with Google to stop any entities that may be financially benefiting from your Application from engaging in any of these proscribed practices. You understand, however, that Google has no obligation to provide support to end users of your Application. For the avoidance of doubt, these information and assistance rights do not extend to any of your Applications that are not used to access Google services.

9. Legal. You must maintain ownership and control of your Application at all times to the extent required to practically and legally enforce the requirements of these guidelines. If you are seeking to permit a third party Application to incorporate or access our services, then you must also obtain Google’s written approval of that third party Application (in addition to the approval required for your Application). If Google approves the third party Application, you are responsible for ensuring that such third party Application also complies with these Guidelines. You agree to be responsible and liable for your Application’s access of Google’s results. Special indemnity and other suspension and/or termination provisions may apply. These are addressed in your agreement with Google.

10.	Updates.

10.1. General. As mentioned above, Google may update these Guidelines, including the Exhibits, from time to time; provided, however, that no updates will be effective until Google provides you with [****] ([****]) days’ written notice thereof. Once you receive that notice, you will be required to bring your Application into compliance within [****] ([****]) days.

10.2. Extended Compliance Period. If, solely as a result of an updated requirement, one or more of your Applications no longer complies with these Guidelines, as updated, and you are incapable of bringing such Application into compliance prior to the scheduled effective date of such update (the “Update Effective Date”), you agree to provide Google with written notice thereof as soon as reasonably practicable, but in any event no later than the Update Effective Date, identifying the Application and the reasons why it may not be brought into compliance prior to the Update Effective Date, and providing such other detail as Google may reasonably request with respect thereto (consistent in any event with your confidentiality obligations). Thereafter, the parties will consult, and you agree to will work, diligently and in good faith to develop and execute a plan to bring

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such Application into compliance with these Guidelines, as updated, as soon as reasonably practicable, but in any event within [****] ([****]) days of the Update Notice Date (the “Maximum Compliance Period”). You agree that you will provide Google with such information as Google reasonably requests during this period to keep Google apprised of your progress in bringing your Application into compliance. Notwithstanding the foregoing (but subject to the next sentence), in no event may a new requirement provided for in the update to these Guidelines require you to take any action which would violate the terms of any agreement between you and any unaffiliated third party that is in effect on the date that Google delivers notice of the proposed update. In any event, if you are unable to bring any Application into compliance during the Maximum Compliance Period, Google may elect, by providing at least [****] ([****]) days prior written notice, to cease providing services to either the specific non-conforming Application or to those versions of the Application which are, or are distributed, in violation of the Guidelines, as updated; it being understood that, at such time, you will be entitled to procure services from an alternative source for those Applications (or versions thereof) to which Google elects to cease providing services as provided herein.

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EXHIBIT I

Prohibited Behavior and Content

The application may not impact the display of other applications unless you provide clear disclosure in each instance

Inadequate disclosure: user cannot identify source of action
Cannot find server - Microsoft Internet Explorer provided by Google
http://www.airlines.com/
Sorry, we couldn't find airlines.com. Here are some related websites:
Sponsored Links
Airline Ticket
Book Airline Tickets with ORBITZ - The Most Low Airfares on the Web!
www.ORBITZ.com
Plane Tickets - Expedia
Great Deals on Airfares Book With Expedia & Save!
www.expedia.com
Up to 45% Off Airfare
Savings off the lowest published fare available at time of purchase.
www.hotwire.com
Discount Airline Tickets
Save Up To 40% With Priceline's Bargain Flights on Major Airlines!
www.priceline.com
New airfare search engine
Search multiple airfare sites in one shot!
www.QIXO.com/
Web Search Results
united.com
Related Categories
Popular Searches:

Clear disclosure:
- Identifies source of action
- Displays link for additional information
Cannot find server - Microsoft Internet Explorer provided by Google
http://www.airlines.com/
Sorry, we couldn't find airlines.com. Here are some related websites:
Page Generated by BrandCo Toolbar
What's this?
Sponsored Links
Airline Ticket
Plane Tickets - Expedia
Up to 45% Off Airfare
Discount Airline Tickets
New airfare search engine
Web Search Results
united.com
AA.com
Related Categories
Popular Searches:

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Disclosure and Consent

Clear and conspicuous disclosure is required prior to download or install: what it is, what it does, and how it will be displayed to the end user

Disclosure and Consent

Describe type, method, and use of personal information, if applicable. Point user to privacy policy

Identify the changes that will occur if the application is installed

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Branding & Attribution

The visible elements of the application should be easily identifiable to the end user

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Implementation, Transparency and Deactivation

The Application must permit end users to uninstall it in the customary place the applicable operating system has designated for adding or removing programs (e.g., Add/Remove Programs control panel in Windows) in a straightforward manner

My Documents
My Computer
My Network Places
Recycle Bin
Internet Explorer
ErDa mp3 player
File Options Help
00:00
DJ MIKE LLAMA - LLAMA WHIPPIN'
Start
11:11 AM
Add or Remove Programs
Change or Remove Programs
Add New Programs
Add/Remove Windows Components
Set Program Access and Defaults
Currently installed programs:
Sort by: Name
ErDa mp3 player Size 1.88MB
Used rarely
Last Used On 2/28/2004
To change this program or remove it from your computer, click Change/Remove.
Change/Remove
Internet
Java Size 1.71MB
Java Size 1.70MB
Java Size 1.75MB
Fax Size 0.30MB
Screen Saver Size 0.39MB
Update Size 4.00MB
Desktop Messenger Size 8.64MB
Application name corresponds with entry in Add/Remove Programs

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Implementation, Transparency and Deactivation

The Application must contain (in an easily found location) clear and concise instructions on how it may be uninstalled

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Bundling of Applications

When bundling, the end user must be made aware of all the applications included prior to installation.

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Bundling of Applications

When bundling, the end user must be made aware of advertising revenue relationships to other applications, if the continued use of the primary application is conditioned on the other applications being installed and active on the end user’s computer

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Exhibit II

[****] Manufactured by the following entities which are branded with their company name provided below:

[****]

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Exhibit E

[****] [8 pages]

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